Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of PARA MAS INTERNET, INC. (the "COMPANY"), for the quarterly period ended March 31, 2004, as Filed with the Securities and Exchange Commission on the date hereof (the
"REPORT"), I, Gary Whiting, Principal Executive Officer and Principal Financial Officer of the Company, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gary Whiting
--------------------------------------------
Gary Whiting
Principal  Executive  Officer
Principal  Financial  Officer

Dated:     September 17,  2004

A signed original of this written statement required by Section 906 has been provided to PARA MAS INTERNET, INC. and will be retained by PARA MAS INTERNET, INC. and furnished to the Securities and Exchange Commission or its staff upon request.